                                                        Exhibit 10(b)


                  Consent of Independent Certified Accountants




The Board of Directors
The Travelers Life and Annuity Company:


We consent to the use of our report included herein and to the reference to our firm as experts under the heading "Independent Accountants".


KPMG Peat Marwick LLP

Hartford, Connecticut
April 23, 1997